AMENDMENT, dated as of December 3, 1998 (this
"Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of June 30, 1998, among METRIS COMPANIES INC., a Delaware corporation (the "Borrower"), the lenders listed in Schedule 2.01 thereto (the "Lenders"), NATIONSBANK, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), DEUTSCHE BANK, as documentation agent, U.S. BANK NATIONAL ASSOCIATION, as documentation agent (collectively in such capacity, the "Documentation Agents"), BARCLAYS BANK PLC as co-agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as co-agent (collectively in such capacity, the "Co-Agents"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders.


                      W I T N E S S E T H:


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that the investment (the "Lee Investment"), described in Annex I hereto shall be permitted under the Credit Agreement.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:


               SECTION I.  SECTION I.  AMENDMENT

          I.1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

          I.2. Amendment. The Lenders and the Borrower hereby agree that upon the effectiveness of this Amendment the definition of "Change in Control" set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

               A "Change in Control" shall be deemed to have occurred if (a) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower, (b) at any time, individuals who on the Effective Date (after giving effect to the Spin-off) were directors of the Borrower (together with any replacement or additional directors nominated or appointed by the majority of directors then in office) cease to constitute a majority of the Board of Directors of the Borrower or (c) a "Change of Control" shall occur as defined in the Senior Note Indenture.

            SECTION II.  SECTION II.  MISCELLANEOUS

          II.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first set forth above upon the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders.

          II.2.II.2. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof

          II.3. CounterpartsII.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          II.4. Continuing Effect; No Other Amendments. Except to the extent expressly stated herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are not waived in any respect. This Amendment shall constitute a Loan Document.

          II.5. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.II.5. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

          II.6.  GOVERNING LAWII.6.  GOVERNING LAW.  THIS
AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              METRIS COMPANIES INC., as Borrower


                              By:/s/ Paul Runice
                                    Name:Paul Runice
                                    Title: Senior Vice President and Treasurer



                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent, Lender and
                              Issuing Bank


                              By:/s/ Gail Weiss
                                    Name: Gail A. Weiss
                                    Title: Vice President


                              NATIONSBANK, N.A.


                              By:/s/ Mary P. Riggins
                              Name: Mary Pat Riggins
                              Title:Vice President


                              DEUTSCHE BANK AG, NEW YORK AND/OR
                              CAYMAN ISLANDS BRANCHES


                              By:/s/ Gayma Z. Shivnarain
                              Name: Gayma Z. Shivnarain
                              Title: Vice President


                              By: /s/John S. McGill
                              Name: John S. McGill
                              Title: Vice President

U.S. BANK NATIONAL ASSOCIATION


By:/s/ Elliot Jaffe
Name: Elliot Jaffee
Title: Vice President


BARCLAYS BANK PLC,
NEW YORK BRANCH


By:/s/ Eric Jaegher
Name: Eric Jaegher
Title: Director


THE SUMITOMO BANK, LTD.


By:/s/ John H. Kemper
Name: John H. Kemper
Title: Senior Vice President


THE BANK OF NEW YORK


By: /s/ Michael Flannery
Name: Michael Flannery
Title: Vice President


THE BANK OF NOVA SCOTIA


By:/s/ F.C.H. Ashby
Name: F.C. Ashby
Title: Senior Manager Loan Operations


BANQUE NATIONALE DE PARIS


By:/s/ Arnaud Collin du Bocage
Name: Arnaud Collin du Bocage
Title: Executive Vice President and General Manager

THE LONG TERM CREDIT BANK OF JAPAN, LTD.


By:/s/ Armund J. Schoen, Jr.
Name: Armund J. Schoen, Jr.
Title: Senior Vice President


THE FUJI BANK, LIMITED


By:/s/ Peter L. Chinnici
Name: Peter L. Chinnici
Title: Joint General Manager


KZH IV LLC


By:/s/ Virginia Conway
Name: Virginia Conway
Title: Authorized Agent


VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


By:/s/ Jeffrey W. Maillet
Name: Jeffrey W. Maillet
Title: Senior Vice President & Director


KZH III LLC


By:/s/ Virginia Conway
Name: Virginia Conway
Title: Authorized Agent








KZH SHOSHONE LLC


By:/s/ Virginia Conway
Name: Virginia Conway
Title: Authorized Agent


AMARA-1 FINANCE LTD


By:/s/ Ian David Moore
Name: Ian David Moore
Title: Director


AMARA-2 FINANCE LTD


By:/s/ Ian David Moore
Name: Ian David Moore
Title: Director


CERES FINANCE LTD.


By:/s/ David Egglishaw
Name: David Egglishaw
Title: Director


BANK OF AMERICA NATIONAL TRUST &
SAVINGS ASSOCIATION


By:/s/ Mary P. Riggins
Name: Mary Pat Riggins
Title: Vice President